UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2004

INFOCUS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18908

Oregon	93-0932102
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

27700B SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-685-8888

INFOCUS CORPORATION

FORM 8-K

INDEX

Item	Description

Item 5.	Other Events

Item 7.	Financial Statements and Exhibits

Signatures

Item 5.  Other Events

On August 9, 2004, InFocus Corporation issued a press release announcing that Chief Executive Officer and Chairman John V. Harker will transition out of the role of CEO effective September 1, 2004.  The InFocus board of directors has selected Kyle Ranson, President and Chief Operating Officer, to become the company’s next CEO and a member of the board of directors.  Mr. Harker will continue to serve the company in his role as Chairman of the board.  A copy of the press release is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1   Press release dated August 9, 2004, announcing that Chief Executive Officer and Chairman John V. Harker will transition out of the role of CEO effective September 1, 2004, and that Kyle Ranson has been appointed as the company’s next CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 9, 2004	INFOCUS CORPORATION

By: /s/John V. Harker
John V. Harker
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

By: /s/Michael D. Yonker
Michael D. Yonker
Senior Vice President, Finance, Chief Financial Officer and Secretary
(Principal Financial Officer)